Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of January 31, 2022, by and between Vaccinex, Inc., a Delaware corporation (the “Company”), and the Investors identified on Exhibit A (each an “Investor” and collectively the “Investors”).

RECITALS

WHEREAS, pursuant to that certain Stock Purchase Agreement, dated as of January 27, 2022, by and between the Company and the Investors (the “Purchase Agreement”), the Investors shall acquire an aggregate of 3,252,251 shares of Common Stock (the “Shares”); and

WHEREAS, in connection with the Investors’ investment pursuant to the Purchase Agreement, the Company desires to enter into this Agreement with the Investors in order to grant the Investors the registration rights described herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1. Defined Terms Used in this Agreement. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. In addition to the terms defined elsewhere in this Agreement, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

1.1 “Effectiveness Date” means, with respect to the Registration Statement required to be filed hereunder, the 105th calendar day following the Closing Date (or, in the event of a substantive review by the SEC, the 135th calendar day following the Closing Date); provided, however, that in the event the Company is notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to the Registration Statement shall be as promptly as commercially reasonable following the date on which the Company is so notified if such date precedes the dates otherwise required above, and provided, further, that if such Effectiveness Date falls on a day that is not a Trading Day, then the Effectiveness Date shall be the next succeeding Trading Day.

1.2 “Filing Date” means, with respect to the Registration Statement required hereunder, the 75th calendar day after the Closing Date.

1.3 “Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

1.4 “Losses” means losses, damages, taxes, liabilities, obligations, deficiencies, claims, interest, awards, judgments, penalties, costs and expenses (including reasonable and documented attorneys’ fees, experts’ fees and disbursements, and other out-of-pocket costs and expenses incurred in investigating, preparing or defending the foregoing).

1.5 “Prospectus” means the prospectus included in the Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the SEC pursuant to the 1933 Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

1.6 “Registrable Securities” means, as of any date of determination, (a) all of the Shares, and (b) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) after such time as (x) the Registration Statement with respect to the sale of such Registrable Securities is declared effective by the SEC under the 1933 Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (y) such Registrable Securities have been previously sold in accordance with Rule 144 and new shares not bearing legends restricting transfer shall have been delivered to the purchasers thereof (or, in the case of book-entry shares, appropriate notifications shall have been made on the books of the Transfer Agent), or (z) such Registrable Securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected Holders.

1.7 “Registration Statement” means the registration statement required to be filed hereunder pursuant to Section 2.1, including the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

1.8 “Rule 415” means Rule 415 promulgated by the SEC pursuant to the 1933 Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

1.9 “Rule 424” means Rule 424 promulgated by the SEC pursuant to the 1933 Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

1.10 “Trading Day” means any day on which the Common Stock is traded on the Principal Trading Market; provided, that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such Principal Trading Market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hours of trading on such Principal Trading Market (or, if such Principal Trading Market does not designate in advance the closing time of trading on such Principal Trading Market, then during the hour ending at 4:00:00 p.m., New York time).

Section 2. Shelf Registration.

2.1 On or prior to the Filing Date, the Company shall prepare and use reasonable best efforts to file with the SEC the Registration Statement covering the resale of all of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Subject to SEC comments, such Registration Statement shall contain substantially the “Plan of Distribution” attached hereto as Exhibit B; provided, however, that no Holder shall be required to be named as an “underwriter” within the meaning of the 1933 Act without such Holder’s express prior written consent, except that a Holder may be named as a “statutory underwriter” if such Holder is, or is affiliated with, a broker-dealer and states such fact in its Selling Stockholder Questionnaire or if the staff of the SEC requires such Holder to be so named. Subject to the terms of this Agreement, the Company shall use commercially reasonable efforts to cause the Registration Statement filed under this Agreement to be declared effective under the 1933 Act as promptly as reasonably practicable after the filing thereof, but in any event no later than the applicable Effectiveness Date, and shall use commercially reasonable efforts to keep such Registration Statement continuously effective under the 1933 Act between the Effectiveness Date and the date that all Registrable Securities covered by such Registration Statement (i) have been sold thereunder or pursuant to Rule 144 or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected Holders (the “Effectiveness Period”). The Company shall notify the Holders via e-mail of the effectiveness of the Registration Statement within two calendar days of the Company’s telephonic confirmation of effectiveness with the SEC.

2.2 If the Registration Statement is not declared effective by the SEC by the applicable Effectiveness Date, (any such failure referred to as an “Event”) then, in addition to any other rights the Holders may have hereunder or under applicable law, on the Effectiveness Date and on each monthly anniversary of the Effectiveness Date (if the applicable Event shall not have been cured by such date) until the Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 1.0% multiplied by the aggregate purchase price paid for the Shares multiplied by the proportion of (A) the Shares held by such Holder for which the Registration Statement had not been declared effective to (B) the total number of Shares purchased pursuant to the Purchase Agreement. The parties agree that the maximum aggregate liquidated damages payable to the Holders under this Agreement shall be 8.0% of the aggregate purchase price paid for the Shares. If the Company fails to pay any partial liquidated damages pursuant to this Section 2.2 in full within seven days after the date payable, the Company will pay interest thereon at a rate of 1% per month (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event.

2.3 If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in the Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act or requires any Investor to be named as an “underwriter,” the Company shall use commercially reasonable efforts to persuade the SEC that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Investors is an “underwriter.” In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 2.3, the SEC refuses to alter its position, the Company shall (i) remove from such Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Investor as an “underwriter” in such Registration Statement without the prior written consent of such Investor; provided, further, that if any such Investor refuses to be named as an underwriter as required by the SEC Restrictions, such Investor’s Registrable Securities shall be removed from the Initial Registration Statement and such Registrable Securities shall be deemed to constitute Cut Back Shares and the provisions of this Section 2.3 shall apply to such Cut Back Shares. Any cut-back imposed on the Investors pursuant to this Section 2.3 shall be allocated among the Investors on a pro rata basis and shall be applied first to any of the Registrable Securities of such Investor as such Investor shall designate, unless the SEC Restrictions otherwise require or provide or the Investors otherwise agree. In furtherance of the foregoing, if requested by the Company, each Investor shall provide the Company with notice of its sale of substantially all of the Registrable Securities under such Registration Statement such that the Company will be able to file one or more additional Registration Statements covering the Cut Back Shares. No liquidated damages shall accrue as to any Cut Back Shares until such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions applicable to such Cut Back Shares (such date, the “Restriction Termination Date”). From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 2 (including the Company’s obligations with respect to the filing of a Registration Statement and its obligations to use commercially reasonable efforts to have such Registration Statement declared effective within the time periods set forth herein and the liquidated damages provisions relating thereto) shall again be applicable to such Cut Back Shares; provided, however, that (i) the Filing Date for such Registration Statement including such Cut Back Shares shall be 20 Trading Days after such Restriction Termination Date, and (ii) the date by which the Effectiveness Date with respect to such Cut Back Shares shall be the 90th calendar day following the Restriction Termination Date (or in the event of a substantive review by the SEC, the 135th calendar day following the Restriction Termination Date).

Section 3. Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

3.1 Not less than five Trading Days prior to the filing of the Registration Statement and not less than three Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference, but not including (A) any 1934 Act filing or (B) any supplement or post-effective amendment to a registration statement that is not related to such

Holder’s Registrable Securities), (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its representatives to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the 1933 Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that the Company is notified of such objection in writing no later than four Trading Days after the Holders have been so furnished copies of the Registration Statement or two Trading Days after the Holders have been so furnished copies of any related Prospectus or amendments or supplements thereto. In connection with any Registration Statement, each Holder agrees to furnish to the Company a completed questionnaire in the form provided by the Company (a “Selling Stockholder Questionnaire”) on the date that is the later of (x) two Trading Days prior to the Filing Date and (y) the fourth Trading Day following the date on which such Holder receives draft materials in accordance with this Section 3.1.

3.2 (i) Prepare and file with the SEC such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith (subject to any requirement that a post-effective amendment be declared effective by the SEC) as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably practicable to any comments received from the SEC with respect to the Registration Statement or any amendment thereto and provide as promptly as reasonably practicable to the Holders true and complete copies of all correspondence from and to the SEC relating to the Registration Statement (provided, that the Company shall excise any information contained therein which would constitute material nonpublic information regarding the Company or any of its subsidiaries), and (iv) comply in all material respects with the applicable provisions of the 1933 Act and the 1934 Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

3.3 Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (c) through (f) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably practicable (and, in the case of (a)(1) below, not less than one Trading Day prior to such filing) and, if requested by any such Person, confirm such notice in writing no later than one Trading Day following the day:

(a) (1) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed (other than (I) any 1934 Act filing or (II) any supplement or post-effective amendment to the Registration Statement that is not related to such Holder’s Registrable Securities), (2) when the SEC notifies the Company whether there will be a “review” of such Registration Statement and whenever the SEC comments in writing on such Registration Statement, and (3) with respect to the Registration Statement or any post-effective amendment, when the same has become effective,

(b) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information,

(c) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any actions, claims, suits or proceedings (“Actions”) for that purpose,

(d) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Action for such purpose,

(e) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and

(f) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of the Registration Statement or Prospectus, provided, however, in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company or any of its subsidiaries.

3.4 Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

3.5 If requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of the Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC; provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

3.6 Subject to the terms of this Agreement, consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3.3.

3.7 Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or blue sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject, or file a general consent to service of process in any such jurisdiction.

3.8 If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.

3.9 Upon the occurrence of any event contemplated by Section 3.3, as promptly as reasonably practicable under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3.3 above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3.9 to suspend the availability of the Registration Statement and Prospectus for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12-month period.

3.10 Otherwise use reasonable best efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

3.11 Use commercially reasonable efforts to maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of Registrable Securities.

Section 4. Registration Expenses. All fees and expenses incident to the performance of or compliance with the Company’s obligations under this Agreement by the Company shall be borne by the Company, whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include (i) all registration and filing fees (including fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the SEC, (B) with respect to filings required to be made with the Principal Trading Market, and (C) in compliance with applicable state securities or blue sky laws reasonably agreed to by the Company in writing (including fees and disbursements of counsel for the Company in connection with blue sky qualifications or exemptions of the Registrable Securities), (ii) printing expenses (including expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) 1933 Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. Notwithstanding the foregoing, in no event shall the Company be responsible for any broker or similar commissions of any Holder or, except to the extent provided for in the Purchase Agreement, any legal fees or other costs of the Holders.

Section 5. Indemnification.

5.1 Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the Holder’s representatives, each Person who controls any such Holder (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (ii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (A) such untrue statement was made in such the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of Holders or controlling person expressly for use in the preparation thereof or (B) in the case of an occurrence of an event of the type specified in Section 3.3(c) through (f), the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 6.3. No investigation by any Holder or knowledge by any Holder of any facts or circumstances shall affect the Company’s indemnification obligations under this Section 5.1. The Company shall notify the Holders promptly upon becoming aware of the institution, threat or assertion of any Action arising from or in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by any of the Holders in accordance with Section 6.7.

5.2 Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company and its representatives to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent, but only to the extent, arising out of or based solely upon: any untrue statement or alleged misstatement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus in any case covering the Shares or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of Holders expressly for use in preparation of the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus. In no event shall the liability of a selling Holder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 5 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

5.3 Conduct of Indemnification Actions.

(a) If any Action shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

(b) An Indemnified Party shall have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses, (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Action and to employ counsel reasonably satisfactory to such Indemnified Party in any such Action, or (iii) the named parties to any such Action (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Action effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Action in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Action.

(c) Subject to the terms of this Agreement, all reasonable fees, disbursements, costs and expenses of the Indemnified Party (including reasonable fees, disbursements, costs and expenses to the extent incurred in connection with investigating or preparing to defend such Action in a manner not inconsistent with this Section 5) shall be paid to the Indemnified Party, as incurred, within 30 calendar days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees, disbursements, costs and expenses applicable to such Actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

5.4 Contribution.

(a) If the indemnification under Section 5.1 or 5.2 is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Action to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5 was available to such party in accordance with its terms.

(b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. In no event shall the contribution obligation of a Holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 5 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

(c) The indemnity and contribution agreements contained in this Section 5.4 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

Section 6. Miscellaneous.

6.1 Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to seek specific performance of its rights under this Agreement. Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any Action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

6.2 Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act, if and to the extent applicable to it in connection with the sale of Registrable Securities pursuant to the Registration Statement, unless an exemption therefrom is available to such Holder.

6.3 Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3.3(c) through (f), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 3.9.

6.4 Piggy-Back Registrations. If, at any time during the Effectiveness Period, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or their then-equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s employee benefit plans, then the Company shall deliver to each Holder a written notice of such determination and, if within 15 days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the Company shall not be required to provide notice or otherwise register any Registrable Securities pursuant to this Section 6.4 that are eligible for resale pursuant to Rule 144 (without volume restrictions or current public information requirements) or that are the subject of a then-effective Registration Statement that is available for resales or other dispositions by such Holder; and provided, further, that if the Company intends to file a registration statement in connection with an underwritten public offering (an “Underwritten Offering”), and the managing underwriter has advised the Company in good faith that the inclusion of all of the Registrable Securities requested to be included by the Holders participating in such Underwritten Offering (including pursuant to this Section 6.4) shall be limited due to market conditions, the order of priority of the securities to be included in such offering shall be: (i) first, the primary securities to be included in such Underwritten Offering; (ii) second, any securities that the Holders request to include in such Registration Statement, on a pro rata basis, based on the number of requested securities; and (iii) any other securities that are requested to be included in such Registration Statement on a pro rata basis, based on the number of requested securities; and provided, further, that, by written notice delivered to the Company, any Holder (an “Opting-Out Holder”) may elect to waive its right to participate in registration statements pursuant to this Section 6.4 (“Registration Opt-Out”), until such time as such written notice is rescinded in writing. During such time as a Registration Opt-Out is in effect: (x) the Opting-Out Holder shall not receive notices of any proposed registration statements pursuant to this Section 6.4 and (y) shall not be entitled to participate in any registration statements pursuant to this Section 6.4.

6.5 Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of 51% or more of the then-outstanding Registrable Securities; provided, that if any amendment, modification or waiver disproportionately and adversely impacts a Holder (or group of Holders), the consent of such disproportionately impacted Holder (or group of Holders) shall be required. If the Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given only by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 6.5. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the similarly-situated parties to this Agreement.

6.6 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

6.7 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. The Company may not assign (except to any third party that acquires all or substantially all of the Company’s business, whether by merger, sale of assets or otherwise) its rights or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Registrable Securities.

6.8 No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

6.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.10 Governing Law; Enforcement. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement, including Sections 7.2 and 7.13 thereof.

6.11 Severability. If one or more of the terms or provisions of this Agreement is held by a court of competent jurisdiction to be void, invalid, or unenforceable in any situation in any jurisdiction, such holding shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the void, invalid, or unenforceable term or provision in any other situation or in any other jurisdiction, and the term or provision shall be considered severed from this Agreement solely for such situation and solely in such jurisdiction, unless the void, invalid, or unenforceable term or provision is of such essential importance to this Agreement that it is to be reasonably assumed that the parties hereto would not have entered into this Agreement without the void, invalid, or unenforceable term or provision. If the final judgment of such court declares that any term or provision hereof is void, invalid, or unenforceable, the parties hereto parties hereto agree to: (a) reduce the scope, duration, area, or applicability of the term or provision or to delete specific words or phrases to the minimum extent necessary to cause such term or provision as so reduced or amended to be enforceable; and (b) make a good-faith effort to replace any void, invalid, or unenforceable term or provision with a valid and enforceable term or provision such that the objectives contemplated by the parties hereto when entering this Agreement may be realized.

6.12 Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any Action for such purpose. The use of a single agreement with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed and delivered this Registration Rights Agreement as of the date first written above.

VACCINEX, INC.

By:	/s/ Scott E. Royer
Name: Scott E. Royer, CFA, MBA
Title: CFO

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed and delivered this Registration Rights Agreement as of the date first written above.

3i, LP

By:	/s/ Maier J Tarlow
Name: Maier J Tarlow
Title: Manager on Behalf of the GP

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed and delivered this Registration Rights Agreement as of the date first written above.

AIGH INVESTMENT PARTNERS LP

By:	/s/ Orin Hirschman
Name: Orin Hirschman
Title: Managing Member, AIGH Capital Management LLC

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed and delivered this Registration Rights Agreement as of the date first written above.

WVP EMERGING MANAGER ONSHORE FUND LLC – AIGH SERIES

By:	/s/ Orin Hirschman
Name: Orin Hirschman
Title: Managing Member, AIGH Capital Management LLC

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed and delivered this Registration Rights Agreement as of the date first written above.

WVP EMERGING MANAGER ONSHORE FUND LLC – OPTIMIZED EQUITY SERIES

By:	/s/ Orin Hirschman
Name: Orin Hirschman
Title: Managing Member, AIGH Capital Management LLC

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed and delivered this Registration Rights Agreement as of the date first written above.

EARL GREY HOLDINGS INC.

By:	/s/ Saul Koschitzky
Name: Saul Koschitzky
Title: President

[Signature Page to Registration Rights Agreement]

Exhibit A

Schedule of Investors

3i, LP

AIGH Investment Partners LP

WVP Emerging Manager Onshore Fund LLC – AIGH Series

WVP Emerging Manager Onshore Fund LLC – Optimized Equity Series

Earl Grey Holdings Inc.

Exhibit B

PLAN OF DISTRIBUTION

Selling Stockholders

We are registering the shares of common stock on behalf of the selling stockholders. The selling stockholders and any of its pledgees, assignees and successors-in-interest may, from time to time, on a continuous or delayed basis, sell any or all of their common stock covered hereby directly to one or more purchasers or through brokers, dealers, or underwriters who may act solely as agents at market prices prevailing at the time of sale, at prices related to the prevailing market prices, at negotiated prices, or at fixed prices, which may be changed, on any stock exchange, market or trading facility on which the shares are traded or in private transactions. The sale of the selling stockholder’s common stock offered by this prospectus may be effected in one or more of the following methods:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	transactions involving cross or block trades;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	exchange distributions in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales after the registration statement of which this prospectus forms a part becomes effective;

•	transactions through broker-dealers that agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	“at the market” into an existing market for the common stock;

•	through the writing of options on the shares;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

In order to comply with the securities laws of certain states, if applicable, the shares of the selling stockholders may be sold only through registered or licensed brokers or dealers. In addition, in certain states, such shares may not be sold unless they have been registered or qualified for sale in the state or an exemption from the registration or qualification requirement is available and complied with.

The selling stockholders may also sell or transfer shares of common stock pursuant to any available exemption from the registration requirements of the 1933 Act, including under Rule 144 promulgated under the 1933 Act (“Rule 144”), if available, rather than under this prospectus. In addition, the selling stockholders may transfer the shares of common stock by other means not described in this prospectus.

The selling stockholders may also sell the shares directly to market makers acting as principals and/or broker-dealers acting as agents for themselves or their customers. Such broker-dealers may receive compensation in the form of discounts, concessions or commissions from the selling stockholders and/or the purchasers of shares for whom such broker-dealers may act as agents or to whom they sell as principal or both, which compensation as to a particular broker-dealer might be in excess of customary commissions. Market makers and block purchasers purchasing the shares will do so for their own account and at their own risk. It is possible that the selling stockholders will attempt to sell shares of common stock in block transactions to market makers or other purchasers at a price per share that may be below the then market price. The selling stockholders cannot assure that all or any of the shares offered in this prospectus will be issued to, or sold by, such selling stockholders.

Brokers, dealers, underwriters, or agents participating in the distribution of the shares held by the selling stockholders as agents may receive compensation in the form of commissions, discounts, or concessions from the selling stockholders and/or purchasers of the common stock for whom the broker-dealers may act as agent. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares if liabilities are imposed on that person under the 1933 Act.

The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of shares of common stock by the selling stockholders. If we are notified by the selling stockholders that any material arrangement has been entered into with a broker-dealer for the sale of shares of common stock, if required, we will file a supplement to this prospectus.

In connection with the sale of the securities or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume. The selling stockholders may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities that require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

B-2

With regard only to the shares it sells for its own behalf, each selling stockholder may be deemed an “underwriter” within the meaning of the 1933 Act. This offering as it relates to each selling stockholder will terminate on the date that all shares issued to and issuable to the selling stockholder that are offered by this prospectus have been sold by the selling stockholders.

We may suspend the sale of shares by the selling stockholders pursuant to this prospectus for certain periods of time for certain reasons, including if the prospectus is required to be supplemented or amended to include additional material information.

If the selling stockholders use this prospectus for any sale of the shares of common stock, the selling stockholders will be subject to the prospectus delivery requirements of the 1933 Act.

We are required to pay the expenses in connection with the registration of the shares being registered hereunder. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the 1933 Act.

We agreed to keep this prospectus effective until the date that (i) the securities may be resold by the selling stockholders without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information under Rule 144 or any other rule of similar effect or (ii) all of the securities have been sold pursuant to this prospectus or Rule 144 or any other rule of similar effect.

Regulation M

The anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of our common stock and activities of the selling stockholders.

We have advised the selling stockholders that while they are engaged in a distribution of the shares included in this prospectus they are required to comply with Regulation M promulgated under the Exchange Act. With certain exceptions, Regulation M precludes the selling stockholders, any affiliated purchasers, and any broker-dealer or other person who participates in the distribution from bidding for or purchasing, or attempting to induce any person to bid for or purchase any security that is the subject of the distribution until the entire distribution is complete. Regulation M also prohibits any bids or purchases made in order to stabilize the price of a security in connection with the distribution of that security. All of the foregoing may affect the marketability of the shares offered hereby this prospectus.

B-3